EXHIBIT 10.4

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this ‘‘Agreement’’) is made and entered into as of December 14, 2006, by and among TAG Entertainment Corp., a Delaware corporation (the ‘‘Company’’), and the investor signatory hereto (the ‘‘Investor’’).

This Agreement is made pursuant to the Purchase Agreement, dated as of the date hereof among the Company and the Investor (the ‘‘Purchase Agreement’’).

The Company and the Investor hereby agree as follows:

1. Definitions.    Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement will have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms have the respective meanings set forth in this Section 1:

‘‘Advice’’ has the meaning set forth in Section 6(c).

‘‘Effective Date’’ means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

‘‘Exchange Act’’ means the Securities Exchange Act of 1934, as amended.

‘‘Holder’’ or ‘‘Holders’’ means the holder or holders, as the case may be, from time to time of Registrable Securities.

‘‘New York Courts’’ means the state and federal courts sitting in the City of New York, Borough of Manhattan.

‘‘Proceeding’’ means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

‘‘Prospectus’’ means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

‘‘Registrable Securities’’ means: (i) the Restricted Shares and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any conversion price adjustment with respect to any of the securities referenced in (i) above.

‘‘Registration Statement’’ means the initial registration statement required to be filed in accordance with Section 2 and any additional registration statement(s) required to be filed including (in each case) the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference therein.

‘‘Restricted Shares’’ means the shares of Common Stock issued or issuable to the Investor pursuant to the Purchase Agreement.

‘‘Rule 144’’ means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

‘‘Rule 415’’ means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

‘‘Rule 424’’ means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

‘‘Securities Act’’ means the Securities Act of 1933, as amended.

2. Registration.

(a)    Definition of Registrable Securities.    As used in this Section 2, the term ‘‘Registrable Securities’’ means: (i) the Restricted Shares and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any conversion price adjustment with respect to any of the securities referenced in (i) above; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination; (i) it has been effectively registered under the Securities Act and disposed of pursuant thereto; (ii) registration under the Securities Act is no longer required for subsequent public distribution of such security; or (iii) it has ceased to be outstanding. The term ‘‘Registrable Securities’’ means any and/or all of the securities falling within the foregoing definition of a ‘‘Registrable Security.’’ In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of ‘‘Registrable Security’’ as is appropriate in order to prevent any dilution or increase of the rights granted pursuant to this subsection (a) as determined in good faith by the Board of Directors.

(b)    Registration by the Company.    Commencing on the Closing Date and for a period of three years thereafter, in the event that the Company intends to file a Registration Statement with the Commission under the Securities Act, other than a registration statement on Form S-4 or S-8, or successor forms thereto, to register for sale any of its shares of Common Stock, the Company will include for resale under the Securities Act in the Registration Statement the Registrable Securities of the Holder in accordance with this Section 2. The Company shall advise the Holder of the Registrable Securities (such persons being collectively referred to herein as ‘‘Holders’’) by written notice at least 20 days prior to the filing by the Company with the Commission of any other registration statement under the Securities Act covering shares of Common Stock of the Company, except on Forms S-4 or S-8 (or similar successor form), and upon the request of any such Holder within ten days after the date of such notice, include in any such Registration Statement such information as may be required to permit a public offering of the Holder’s Registrable Securities. Such Holders shall furnish information and indemnification as set forth in elsewhere in this Agreement. For the purpose of the foregoing, inclusion of the Registrable Shares by the Holder in a Registration Statement pursuant to this Section 2 under a condition that the offer and/or sale of such Registrable Shares not commence until a date not to exceed 90 days from the effective date of such Registration Statement shall be deemed to be in compliance with this Section 2. Further, the Company shall not be required to register for resale any Registrable Securities if at the time of such proposed registration, the Registrable Securities may be sold without any limitation under Rule 144. The Company may withdraw the registration at any time. Notwithstanding the foregoing, if the Registration Statement filed by the Company is pursuant to an underwritten offering:

(i)    if the underwriter determines in good faith that marketing factors require the exclusion of some or all of the Registrable Securities, then the Holders may include in the Registration Statement no more than the maximum amount, if any, of such Registrable Securities that the underwriter believes will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the Holders according to the total amount of securities requested to be included therein owned by the Holders or in such other proportions as shall mutually be agreed upon by such parties). The Holders’ right to have Registrable Securities included in the first Registration Statement filed by the Company shall be deferred to the second Registration Statement filed by the Company, which deferral may be continued to the third or subsequent Registration Statement so long as the Registration Statements are pursuant to underwritten offerings and the underwriter determines in good faith that marketing factors require exclusion of some or all of the Registrable Securities held by the Holders; and

(ii)    each Holder of Registrable Securities shall enter into an underwriting agreement in customary form with the underwriter and provide such information regarding Holder that the underwriter shall reasonably request in connection with the preparation of the prospectus describing such offering, including completion of NASD Questionnaires.

(c)    Covenants with Respect to Registration.    In connection with the registration in which the Registrable Securities are included, the Company covenants and agrees as follows:

(i)    The Company shall use its best efforts to have the Registration Statement declared effective as soon as possible after filing, and shall furnish each Holder of Registrable Securities such number of prospectuses as shall reasonably be requested. In addition, the Company shall file such amendments as may be required from time to time, in order to keep any Registration Statement filed under this section effective as provided herein. The Registration Statement filed by the Company hereunder shall remain effective for the earlier of (i) 9 months or (ii) the date that the Registrable Securities may be sold without volume limitation under SEC Rule 144(k).

(ii)    The Company shall pay all costs (excluding fees and expenses of Holder(s) counsel and any underwriting or selling commissions), fees and expenses in connection with the Registration Statement filed pursuant hereto including, without limitation, the Company’s legal and accounting fees, printing expenses, blue sky fees and expenses.

(iii)    The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in the Registration Statement, for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

(iv)    The Company shall indemnify each Holder of Registrable Securities to be sold pursuant to the Registration Statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all reasonable expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from such Registration Statement, except to the extent arising under paragraph (v) below.

(v)    Each Holder of Registrable Securities to be sold pursuant to a Registration Statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and any underwriter, and each person, if any, who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or reasonable expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising (A) from information furnished by or on behalf of such Holder, or their successors or assigns, for specific inclusion in such registration statement or (B) as a result of use by the Holder of a registration statement that the Holder was advised to discontinue; provided, however, that in no event shall any indemnity hereunder exceed the net proceeds from the offering received by such Holder.

(vi)    The foregoing registration rights shall be contingent on the Holders furnishing the Company with such appropriate information (relating to the intentions of such Holders) as the Company shall reasonably request in writing.

3. Miscellaneous.

(a) Remedies.    In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Compliance.    Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c) Discontinued Disposition.    Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(b), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the ‘‘Advice’’) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(d) Amendments and Waivers.    The provisions of this Agreement, including the provisions of this Section 6(d), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of all of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least 66 2/3% of the Registrable Securities to which such waiver or consent relates; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(e) Notices.    Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	TAG Entertainment Corp. 1333 Second Street, Suite 240 Santa Monica, CA 90401 Facsimile: (310) 260-3351 Attention: Chief Financial Officer

With a copy to:	Goldstein & DiGioia, LLP 45 Broadway, 11th Floor New York, New York 10006 Facsimile: (212) 557-0295 Attn: Victor DiGioia, Esq.

If to a Investor:	To the address set forth under such Investor’s name on the signature pages hereto.

If to any other Person who is then the registered Holder:

To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(f) Successors and Assigns.    This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(g) Execution and Counterparts.    This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(h) Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) will be commenced in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

(i) Cumulative Remedies.    The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(j) Severability.    If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Headings.    The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

TAG ENTERTAINMENT CORP.
By: Name: Title:

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY
By:
Name:
Title:
ADDRESS FOR NOTICE
c/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax:
Email:

Annex A

Plan of Distribution

The Selling Stockholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits Investors;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	to cover short sales made after the date that this Registration Statement is declared effective by the Commission;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledgee intends to sell more than 500 shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

The Selling Stockholders also may transfer the shares of Common Stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be ‘‘underwriters’’ within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of Securities will be paid by the Selling Stockholder and/or the purchasers. Each Selling Stockholder has represented and warranted to the Company that it acquired the securities subject to this registration statement in the ordinary course of such Selling Stockholder’s business and, at the time of its purchase of such securities such Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute any such securities.

The Company has advised each Selling Stockholder that it may not use shares registered on this Registration Statement to cover short sales of Common Stock made prior to the date on which this Registration Statement shall have been declared effective by the Commission. If a Selling Stockholder uses this prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The Selling Stockholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such Selling Stockholders in connection with resales of their respective shares under this Registration Statement.

The Company is required to pay all fees and expenses incident to the registration of the shares, but the Company will not receive any proceeds from the sale of the Common Stock. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Annex B

TAG ENTERTAINMENT CORP.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the ‘‘Common Stock’’), of TAG Entertainment Corp. (the ‘‘Company’’) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the ‘‘Commission’’) a Registration Statement for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of December 14, 2006 (the ‘‘Registration Rights Agreement’’), among the Company and the Investor named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3.	Beneficial Ownership of Registrable Securities:

Type and Principal Amount of Registrable Securities beneficially owned:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes         No

Note:	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes         No

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes         No

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the Effective Date for the Registration Statement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

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